News Release

IREN Reports Q1 FY26 Results

Secured $9.7bn AI Cloud Contract with Microsoft

Targeting $3.4bn AI Cloud ARR by End of 2026, Expansion to 140k GPUs[1]

NEW YORK, November 6, 2025 (GLOBE NEWSWIRE) – IREN Limited (NASDAQ: IREN) ("IREN" or "the Company") today reported its financial results for the three months ended September 30, 2025.

Highlights

- Targeting $3.4bn in AI Cloud annualized run-rate revenue (ARR) by the end of 2026 (expansion to 140k GPUs)[1]
- Secured $9.7bn contract with Microsoft:
  - Phased deployments at Childress through 2026
  - 5-year average term
  - 20% customer prepayment
  - $1.9bn expected ARR contribution[2]
- New multi-year contracts including Together AI, Fluidstack and Fireworks AI, supporting growth to target AI Cloud ARR of >$500m by end of Q1 2026[3]

Q1 FY26 Financial Results

- Total revenue increased to record $240.3m (+355% vs. Q1 FY25 $52.8m)
- Net income increased to record $384.6m* (vs. Q1 FY25 net loss $(51.7)m)
- Adj. EBITDA increased to $91.7m (+3,568% vs. Q1 FY25 $2.5m)[4]
- EBITDA increased to record $662.7m* (vs. Q1 FY25 $(18.8)m)[4]

**Includes unrealized gains, primarily on prepaid forwards and capped calls in connection with convertible notes*

Project Update

British Columbia (160MW)

- Transition of data centers from ASICs to GPUs ongoing, targeting completion by end of 2026

Childress (750MW)

- Accelerating construction of Horizon 1-4 (200MW critical IT load) liquid-cooled data centers for Microsoft
- Significant enhancements to original Horizon design, including Tier 3-equivalent concurrent maintainability, 100MW superclusters for high-performance training, and flexible rack densities (130-200kW)
- Design work advancing for potential conversion of entire campus to liquid-cooled AI deployments

Sweetwater Hub (2GW)

- Sweetwater 1 (1,400MW) substation energization targeting April 2026
- Sweetwater 2 (600MW) substation energization targeting late 2027

PROCEED WITH PURPOSE. 1

News Release

Financing

IREN continues to strengthen its capital structure and fund growth through diversified sources:

- Cash and cash equivalents were $1.8bn as of October 31, 2025[5]
  - $1.0bn zero-coupon convertible notes issued on October 14, 2025
  - $200m incremental GPU financing secured, bringing total to $400m
- Near-term capex expected to be funded through combination of existing cash, operating cashflows, Microsoft prepayments and additional financing initiatives

Management Commentary

"IREN continues to execute with discipline, delivering record results this quarter and meaningful progress in our AI Cloud expansion," said Daniel Roberts, Co-Founder and Co-CEO of IREN.

"We secured several new multi-year contracts, including a landmark partnership with Microsoft, which solidifies IREN's position as a leading AI Cloud Service Provider and expands our reach into new hyperscale customer segments.

Looking ahead, our announced expansion to 140k GPUs represents only 16% of our 3GW grid-connected power portfolio, providing ample capacity to continue scaling IREN's AI Cloud platform and drive long-term value creation."

Q1 FY26 Results Webcast & Conference Call

IREN will host its Q1 FY26 results webcast and conference call at the following time:

Time & Date: 5:00 p.m. Eastern Time, Thursday, November 6, 2025

Participant	Registration Link
Live Webcast	Use this link
Phone Dial-In with Live Q&A	Use this link

The webcast will be recorded, and the replay will be accessible shortly after the event at *https://iren.com/investor/events-and-presentations*

PROCEED WITH PURPOSE.

2

PROCEED WITH PURPOSE. 3 IREN is a leading AI Cloud Service Provider, delivering large-scale GPU clusters for AI training and inference. IREN’s vertically integrated platform is underpinned by its expansive portfolio of grid-connected land and data centers in renewable-rich regions across the U.S. and Canada. Contacts Investors Mike Power mike.power@iren.com Media Matt Epting matt.epting@iren.com To keep updated on IREN’s news releases and SEC filings, please subscribe to email alerts at https://iren.com/investor/ir-resources/email-alerts. About IREN

PROCEED WITH PURPOSE. 4 Assumptions and Notes 1. Represents expected $1.94bn average annual revenue under Microsoft contract plus estimated $1.5bn ARR from ~63k GPU deployment at British Columbia sites, based on internal company assumptions regarding GPU models, utilization and pricing. It is not fully contracted, there can be no assurance that it will be achieved, and actual revenue may differ materially. Assumes on time delivery and commissioning of GPUs. 2. ARR represents expected average annual revenue under the contract, assuming on-time delivery and commissioning of GPUs. 3. Represents potential ARR from ~23k GPU deployment at British Columbia sites, based on internal company assumptions regarding GPU models, utilization and pricing. It is not fully contracted, there can be no assurance that it will be achieved, and actual revenue may differ materially. Assumes on time delivery and commissioning of GPUs. 4. EBITDA and Adjusted EBITDA are non-GAAP financial measures. Refer to page 10 for a reconciliation to the nearest comparable GAAP financial measure. 5. Reflects USD equivalent, unaudited preliminary cash and cash equivalents as of October 31, 2025.

PROCEED WITH PURPOSE. 5 Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), that involve substantial risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies and trends we expect to affect our business. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “should,” “potential,” “could,” “would,” “may,” “will,” “forecast,” and other similar expressions Forward-looking statements may also be made, verbally or in writing, by members of our Board or management team. Such statements are subject to the same limitations, uncertainties, assumptions and disclaimers set out in this press release. We base these forward-looking statements or projections on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances and at such time. The forward-looking statements are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual financial results or results of operations, and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: Bitcoin price and foreign currency exchange rate fluctuations; our ability to obtain additional capital on commercially reasonable terms and in a timely manner to meet our capital needs and facilitate our expansion plans; the terms of any future financing or any refinancing, restructuring or modification to the terms of any future financing, which could require us to comply with onerous covenants or restrictions, and our ability to service our debt obligations, any of which could restrict our business operations and adversely impact our financial condition, cash flows and results of operations; our ability to successfully execute on our growth strategies and operating plans, including our ability to continue to develop our existing data center sites, design and deploy direct-to-chip liquid cooling systems, and diversify and expand into the market for high-performance computing (“HPC”) solutions (including the market for AI Cloud Services and potential colocation services such as powered shell, build-to-suit and turnkey data centers (“Colocation Services”) (collectively “HPC and AI services”)); our limited experience with respect to new markets we have entered or may seek to enter, including the market for HPC and AI services); our ability to remain competitive in dynamic and rapidly evolving industries; expectations with respect to the ongoing profitability, viability, operability, security, popularity and public perceptions of the Bitcoin network; expectations with respect to the useful life and obsolescence of hardware (including hardware for Bitcoin mining and any current or future HPC and AI services we offer); delays, increases in costs or reductions in the supply of equipment used in our operations including as a result of tariffs and duties, and certain equipment being in high demand due to global supply chain constraints; expectations with respect to the profitability, viability, operability, security, popularity and public perceptions of any current and future HPC and AI services we offer; our ability to secure and retain customers on commercially reasonable terms or at all, particularly as it relates to our strategy to expand into markets for HPC and AI services; our ability to establish and maintain a customer base for our HPC and AI services business and customer concentration; our ability to manage counterparty risk (including credit risk) associated with any current or future customers, including customers of our HPC and AI services and other counterparties; the risk that any current or future customers, including customers of our HPC and AI services or other counterparties, may terminate, default on or underperform their contractual obligations; changing political and geopolitical conditions, including changing international trade policies and the implementation of wide-ranging, reciprocal and retaliatory tariffs, surtaxes and other similar import or export duties, or trade restrictions; Bitcoin global hashrate fluctuations; our ability to secure renewable energy, renewable energy certificates, power capacity, facilities and sites on commercially reasonable terms or at all; delays associated with, or failure to obtain or complete, permitting approvals, grid connections and other development activities customary for greenfield or brownfield infrastructure projects; our reliance on power and utilities providers, third party mining pools, exchanges, banks, insurance providers and our ability to maintain relationships with such parties; expectations regarding availability and pricing of electricity; our participation and ability to successfully participate in demand response products and services and other load management programs run, operated or offered by electricity network operators, regulators or electricity market operators; the availability, reliability and/or cost of electricity supply, hardware and electrical and data center infrastructure, including with respect to any electricity outages and any laws and regulations that may restrict the electricity supply available to us; any variance between the actual operating performance of our miner hardware achieved compared to the nameplate performance including hashrate; electricity market risks relating to changes in regulations and requirements of market operators and regulatory bodies, including with respect to grid stability, interconnection and curtailment obligations; our ability to curtail our electricity consumption and/or monetize electricity depending on market conditions, including changes in Bitcoin mining economics and prevailing electricity prices; actions undertaken by electricity network and market operators, regulators, governments or communities in the regions in which we operate; the availability, suitability, reliability and cost of internet connections at our facilities; our ability to secure additional hardware, including hardware for Bitcoin mining and any current or future HPC and AI services we offer, on commercially reasonable terms or at all, and any delays or reductions in the supply of such hardware or increases in the cost of procuring such hardware; our ability to operate in an evolving regulatory environment; our ability to successfully operate and maintain our property and infrastructure; reliability and performance of our infrastructure compared to expectations; malicious attacks on our property, infrastructure or IT systems; our ability to maintain

PROCEED WITH PURPOSE. 6 in good standing the operating and other permits and licenses required for our operations and business; our ability to obtain, maintain, protect and enforce our intellectual property rights and confidential information; any intellectual property infringement and product liability claims; whether the secular trends we expect to drive growth in our business materialize to the degree we expect them to, or at all; any pending or future acquisitions, dispositions, joint ventures or other strategic transactions; the occurrence of any environmental, health and safety incidents at our sites, and any material costs relating to environmental, health and safety requirements or liabilities; damage to our property and infrastructure and the risk that any insurance we maintain may not fully cover all potential exposures; ongoing proceedings relating to the default under certain equipment financing facilities, ongoing securities litigation, and any future litigation, claims and/or regulatory investigations, and the costs, expenses, use of resources, diversion of management time and efforts, liability and damages that may result therefrom]; our failure to comply with any laws including the anti-corruption laws of the United States and various international jurisdictions; any failure of our compliance and risk management methods; any laws, regulations and ethical standards that may relate to our business, including those that relate to Bitcoin and the Bitcoin mining industry and those that relate to any other services we offer, including laws and regulations related to data privacy, cybersecurity and the storage, use or processing of information and consumer laws; our ability to attract, motivate and retain senior management and qualified employees; increased risks to our global operations including, but not limited to, political instability, acts of terrorism, theft and vandalism, cyberattacks and other cybersecurity incidents and unexpected regulatory and economic sanctions changes, among other things; climate change, severe weather conditions and natural and man-made disasters that may materially adversely affect our business, financial condition and results of operations; public health crises, including an outbreak of an infectious disease and any governmental or industry measures taken in response; damage to our brand and reputation; evolving stakeholder expectations and requirements relating to environmental, social or governance (“ESG”) issues or reporting, including actual or perceived failure to comply with such expectations and requirements; the market price of our ordinary shares (“Ordinary shares”) may be highly volatile; that we do not currently pay any cash dividends on our Ordinary shares, and may not in the foreseeable future and, accordingly, your ability to achieve a return on your investment in our Ordinary shares will depend on appreciation, if any, in the price of our Ordinary shares; and other important factors discussed under the caption “Risk Factors” in IREN’s annual report on Form 10-K filed with the SEC on August 28, 2024 as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC's website at www.sec.gov and the Investor Relations section of IREN's website at https://investors.iren.com. These and other important factors could cause actual results to differ materially by the forward-looking statements made in this press release. Any forward-looking statement that IREN makes in this press release speaks only as of the date of such statement. Except as required by law, IREN disclaims any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This press release refers to certain measures that are not recognized under GAAP and do not have a standardized meaning prescribed by GAAP. IREN uses non-GAAP measures including “EBITDA” and “Adjusted EBITDA,” and “Adjusted EBITDA margin,” (each as defined below) as additional information to complement GAAP measures by providing further understanding of the Company’s operations from management’s perspective. EBITDA is defined as net income (loss), excluding income tax (expense) benefit, finance expense, interest income and depreciation and amortization, which are important components of our net income (loss). Further, “Adjusted EBITDA” also excludes stock based compensation, foreign exchange gain (loss), impairment of assets, certain other non-recurring income, gain (loss) on disposal of property, plant and equipment, unrealized fair value gain (loss) on financial instruments, gain (loss) on partial extinguishment of financial liabilities, increase (decrease) in fair value of assets held for sale and certain other expense items. “Adjusted EBITDA margin” is defined as Adjusted EBITDA divided by revenue. The reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are shown in the Appendix hereto.

PROCEED WITH PURPOSE. 7 Consolidated Balance Sheet US$m 1 As at 30 September 2025 As at 30 June 2025 Assets Cash and cash equivalents 1,032.3 564.5 Accounts receivable, net 24.1 1.6 Deposits and prepaid expenses 53.3 45.9 Derivative assets 2.9 5.8 Income taxes receivable - 2.6 Other receivables 11.4 20.8 Total current assets 1,123.9 641.2 Property, plant and equipment, net 2,115.4 1,930.6 Operating lease right-of-use asset, net 1.4 1.5 Deposits and prepaid expenses 30.5 32.9 Financial assets 681.4 211.6 Derivative assets 314.4 122.1 Other non-current assets 0.3 0.5 Total non-current assets 3,143.4 2,299.1 Total assets 4,267.4 2,940.3 Liabilities Accounts payable and accrued expenses 151.9 144.1 Operating lease liability, current portion 0.4 0.4 Income taxes payable 0.1 - Deferred revenue 1.1 0.9 Other liabilities, current portion 50.2 3.9 Total current liabilities 203.7 149.3 Operating lease liability, less current portion 1.0 1.1 Convertible notes payable 964.2 962.8 Deferred revenue, less current portion 22.2 - Deferred tax liabilities 195.4 8.0 Income taxes payable, less current portion 2.0 1.5 Other liabilities, less current portion 2.6 0.2 Total non-current liabilities 1,187.5 973.5 Total liabilities 1,391.2 1,122.8 Stockholders' equity 2,876.2 1,817.5 Total stockholders' equity 2,876.2 1,817.5 Total liabilities and stockholders' equity 4,267.4 2,940.3 1) For further detail, see our unaudited condensed consolidated financial statements for the quarter ended September 30, 2025, included in our Form 10-Q filed with the SEC on November 6, 2025

PROCEED WITH PURPOSE. 8 Consolidated Statement of Operations US$m Quarter ended Quarter ended September 30, 20251 June 30, 2025 Revenue Bitcoin Mining Revenue 232.9 180.3 AI Cloud Services Revenue 7.3 7.0 Total Revenue 240.3 187.3 Cost of revenue (exclusive of depreciation and amortization) Bitcoin Mining (79.9) (52.4) AI Cloud Services (0.7) (0.5) Total cost of revenue (80.7) (52.9) Operating (expenses) income Selling, general and administrative expenses (138.4) (53.3) Depreciation and amortization (85.2) (63.8) Impairment of assets (16.3) 2.4 Gain (loss) on disposal of property, plant and equipment (0.0) 2.3 Other operating expenses - (3.0) Other operating income 3.8 1.6 Total operating (expenses) income (236.0) (113.8) Operating (loss) income (76.4) 20.6 Other (expense) income: Finance expense (9.3) (5.2) Interest income 7.1 1.7 Increase (decrease) in fair value of assets held for sale - (2.7) Realized gain (loss) on financial assets (5.8) - Unrealized gain (loss) on financial instruments 665.0 147.7 Gain on partial extinguishment of financial liabilities - 9.1 Foreign exchange gain (loss) (5.4) 2.4 Other non-operating income - 0.5 Total other (expense) income 651.7 153.5 Income (loss) before taxes 575.3 174.1 Income tax (expense) benefit (190.7) 2.8 Net income (loss) 384.6 176.9 1) For further detail, see our unaudited condensed consolidated financial statements for the quarter ended September 30, 2025, included in our Form 10-Q filed with the SEC on November 6, 2025

PROCEED WITH PURPOSE. 9 Consolidated Statement of Cashflows US$m Quarter ended Quarter ended September 30, 2025 September 30, 2024 Operating activities Net income (loss) 384.6 (51.7) Adjustments to reconcile net income (loss) to net cash from (used in) operating activities: Depreciation and amortization 85.2 33.9 Impairment of assets 16.3 6.9 Change in fair value of assets held for sale - 2.6 Realized (gain) loss on financial instruments 5.8 4.2 Unrealized (gain) loss on financial instruments (665.0) - Other (income) expense - 1.7 (Gain) loss on disposal of property, plant and equipment 0.0 (0.8) Foreign exchange loss (gain) 2.2 (1.2) Stock-based compensation expense 72.4 8.2 Amortization of debt issuance costs 1.3 - Changes in assets and liabilities: Accounts receivable and other receivables (13.1) (11.1) Other asset 0.2 (0.2) Financial asset, current - 6.5 Tax related receivables 2.6 - Tax related liabilities 187.9 1.3 Accounts payable and accrued expenses 3.5 45.0 Other liabilities 48.7 2.4 Deferred revenue 22.5 (0.2) Prepayments and deposits (12.6) (52.5) Operating lease liabilities (0) 0.9 Net cash from (used in) operating activities 142.4 (3.9) Investing activities Payments for property, plant and equipment net of hardware prepayments (180.3) (105.8) Payments for computer hardware prepayments (100.3) (277.6) Payments for other prepayments and other assets (0.3) (4.3) Proceeds from disposal of property, plant and equipment - 0.5 Net cash from (used in) investing activities (280.9) (387.1) Financing activities Payment of offering costs for the issuance of Ordinary shares- at-the-market offering (18.5) (0.1) Proceeds from loan funded shares 0.6 0.8 Proceeds from exercise of options 6.6 - Payment of borrowing transaction costs (0.9) - Proceeds from the issuance of Ordinary shares – at-the- market offering 618.4 84.0 Net cash from (used in) financing activities 606.1 84.7 Net increase (decrease) in cash and cash equivalents 467.6 (306.4) Cash and cash equivalents at the beginning of the financial year 564.5 404.6 Effects of exchange rate changes on cash and cash equivalents 0.1 0.4 Cash and cash equivalents at the end of the financial year 1,032.3 98.6 1) For further detail, see our unaudited condensed consolidated financial statements for the quarter ended September 30, 2025, included in our Form 10-Q filed with the SEC on November 6, 2025

PROCEED WITH PURPOSE. 10 Non-GAAP Metric Reconciliation Adjusted EBITDA Reconciliation (USD$m) Quarter ended September 30, 2025 Quarter ended June 30, 2025 Net income (loss) 384.6 176.9 Net income (loss) Margin1 160% 94% Income tax expense (benefit) 190.7 (2.8) Income (loss) before tax 575.3 174.1 Finance expense 9.3 5.2 Interest income (7.1) (1.7) Depreciation and amortization 85.2 63.8 EBITDA 662.7 241.4 Reconciliation to consolidated statement of operations Add/(deduct): Unrealized (gain) loss on financial instruments (665.0) (147.7) Stock-based payment expense 72.4 18.7 Impairment of assets 16.3 (2.4) (Gain) loss on disposal of property, plant and equipment 0.0 (2.3) (Increase) decrease in fair value of assets held for sale - 2.7 Gain on partial extinguishment of financial liabilities - (9.1) Foreign exchange (gain) loss 5.4 (2.4) Other one-off expense items2 - 23.1 Adjusted EBITDA 91.7 121.9 Adjusted EBITDA Margin3 38% 65% 1) Net Income Margin is calculated as Net Income divided by Total Revenue 2) Other one-off expense items for FY25 includes a one-time liquidation payment incurred in August 2024 resulting from the transition to spot pricing at the Group's site at Childress, the reversal of the unrealized loss recorded on fixed price contracted amounts outstanding at June 30, 2024, a litigation related settlement provision, loss on mining hardware in transit, transaction costs incurred in December 2024 and June 2025 on entering the Capped Call Transactions in conjunction with the issuance of the 2030 Convertible Notes and 2029 Convertible Notes, one-off professional fees incurred in relation to litigation matters and the securities class action 3) Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Total Revenue